UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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CHYRON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHYRON CORPORATION
5 Hub Drive
Melville, New York 11747
(631) 845-2000

April 10, 2006

Dear Shareholders:

On behalf of the Board of Directors and management of Chyron Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Wednesday, May 17, 2006, at 9:30 a.m., at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022.

The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, the directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is the Company's Annual Report for 2005. This report describes the financial and operational activities of the Company.

Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

We look forward to greeting our shareholders at the meeting.

Sincerely,

/s/ Michael Wellesley-Wesley
Michael Wellesley-Wesley
President, Chief Executive
Officer and Director

CHYRON CORPORATION
5 Hub Drive
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 17, 2006

TO THE SHAREHOLDERS OF CHYRON CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Chyron Corporation, a New York corporation (hereinafter the "Company"), will be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022 on Wednesday, May 17, 2006 at 9:30 a.m. for the following purposes:

1. To elect seven (7) directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 31, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the Annual Meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 5 Hub Drive, Melville, New York, 11747, for the ten (10) days immediately preceding May 17, 2006.

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.

By Order of the Board of Directors,

/s/ Robert S. Matlin, Esq.
Robert S. Matlin, Esq.,
Secretary
Melville, New York
April 10, 2006

YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

CHYRON CORPORATION

TABLE OF CONTENTS

CHYRON CORPORATION
5 Hub Drive
Melville, New York 11747

PROXY STATEMENT

For Annual Meeting of Shareholders
to be Held on May 17, 2006

Approximate Mailing Date of Proxy Statement and Form of Proxy: April 10, 2006.

INFORMATION CONCERNING VOTE

General

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Chyron Corporation, a New York corporation (hereinafter, the "Company"), for use at the annual meeting of shareholders to be held on Wednesday, May 17, 2006, at 9:30 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022.

Voting Rights and Outstanding Shares

Only shareholders of record at the close of business on March 31, 2006 are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 1, 2006, 41,378,610 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

Revocability of Proxies

A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted FOR the election as directors of the nominees named below under the caption "ELECTION OF THE BOARD OF DIRECTORS." In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the Annual Meeting and upon such other business matters or proposals as may properly come before the Annual Meeting that the Board of Directors of the Company does not know a reasonable time prior to this solicitation will be presented at the Annual Meeting.

Voting Procedures

All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker-dealer non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the Annual Meeting.

ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors has nominated seven (7) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

Director Nominees

The following table sets forth certain information with respect to the nominees for directors:

Director of the
Name	Company Position and Offices Held	Company Since

Donald P. Greenberg	Director, Member of the Compensation Committee	September, 1996

Richard P. Greenthal	Director, Member of the Audit Committee	February, 2006

Roger Henderson	Director, Member of the Audit Committee	February, 1999

Christopher R. Kelly	Chairman of the Board of Directors, Chairman
	of the Compensation Committee	August, 1999

Eugene M. Weber	Director, Chairman of the Audit Committee	July, 1995

Michael I. Wellesley-Wesley	President and Chief Executive Officer, Director	May, 1995

Michael C. Wheeler	Director, Member of the Compensation Committee	February, 2006

Donald P. Greenberg, age 72, is the Jacob Gould Schurman Professor of Computer Graphics and Founding Director, Program of Computer Graphics, at Cornell University. He has been a professor at Cornell University since 1968. He is also a member of the Board of Directors of Interactive Data Corporation, a provider of various financial data and proprietary information.

Richard P. Greenthal, age 52, has, since 1997, been a private investor managing personal investments, including venture capital investing and small company acquisitions through GLT Investments.

Roger Henderson, age 49, is Chairman of the Board of Trilogy Communications Limited, a position he has held since October 2004. He is also a principal in Mimedia Technology Ventures Ltd., since June 2003. From January 2005 to February 2006 he served as Chief Executive Officer at Visual Media Inc. He served as the Company's President and Chief Executive Officer from June 1999 to February 2003.

Christopher R. Kelly, age 46, has been the owner of Fortuna Investments since 1997, where he specializes in private investments and venture capital.

Eugene M. Weber, age 55, is the Managing Partner of Weber Capital Management, L.L.C., an investment management firm which in 1999 succeeded Bluewater Capital Management, Inc., which Mr. Weber founded in 1995.

Michael I. Wellesley-Wesley, age 53, is the Company's President and Chief Executive Officer, a position he has held since February 2003. Prior to this, he served as a consultant to the Company from July 2001. He formerly held the position of Chairman of the Board of Directors through February 2002 and previously served as Chief Executive Officer of the Company from July 1995 through June 1997. He was a Managing Director of Soundview Ventures from 1999 to 2001.

Michael C. Wheeler, age 56, has, since April 1999, served as Managing Partner with Westerly Partners, LLC, an investment advisory firm providing strategic, financial and technology solutions to early stage companies focused on new media and technology industries.

Board of Directors and Committees of the Board of Directors

The Board of Directors currently consists of seven directors. The Board of Directors currently has a standing audit committee and a standing compensation committee. Five of the seven directors are "independent directors" as defined in Rule 4200 of the listing standards of the National Association of Security Dealers, Inc. Mr. Wellesley-Wesley does not meet that definition by virtue of his current employment with the Company. Mr. Kelly does not meet that definition because he is a 10% shareholder.

The Board of Directors held eight (8) meetings during 2005. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

The Compensation Committee is authorized to review and make recommendations to the Board of Directors on all matters concerning the remuneration of the Company's executive officers, including the administration of the Company's compensation plans. The current members of the Compensation Committee are Messrs. Kelly, who serves as Chairman, Greenberg and Wheeler. During 2005 the Committee held five (5) meetings.

The Audit Committee is responsible for approval of the engagement of the Company's independent registered public accountant and for maintaining communication between the Board of Directors and the independent registered public accountant, reviewing the annual audit report submitted by the independent registered public accountant and determining the nature and extent of problems, if any, presented by such audit warranting consideration by the Board of Directors. The current members of the Audit Committee are Messrs. Weber, who serves as Chairman of the Committee, Greenthal and Henderson. Each is an "independent director" as defined in Rule 4200 of the listing standards of the National Association of Securities Dealers, Inc. None of the Audit Committee members meet the definition of an "audit committee financial expert" under Item 401 of Regulation S-K of the Securities Act of 1933. However, the Board of Directors has concluded that while none of the Audit Committee members meet the definition, they as a group possess the experience necessary to carry out the duties and responsibilities of the Audit Committee. The Committee held eight (8) meetings during 2005.

The Company does not have a nominating committee of the Board of Directors. Instead, the entire Board of Directors determines nominees for director, which permits all directors to fully participate in the process. In identifying and evaluating candidates to be nominated as directors, the Board of Directors seeks individuals with stated relevant experience that can add to the ability of the Board of Directors to fulfill its fiduciary obligation. The Board of Directors shall consider candidates nominated by shareholders. A shareholder who wishes to nominate a director must submit a nomination in writing to the Company's Chairman of the Board, with a copy to the Company's President and CEO, at Chyron Corporation, 5 Hub Drive, Melville, NY 11747, by December 11, 2006. Such nominee must meet the standards set forth above and there must be a vacancy on the Board. The Company has not received any recommended nominees from a security holder or group of security holders that beneficially own more than 5% of the Company's voting Common Stock. The Company does not pay any third party a fee to assist in the process nor in identifying and evaluating candidates.

The Company has adopted a Code of Ethics for Senior Financial Officers (the "Code") which is applicable to its principal executive officer, its principal financial officer, its principal accounting officer or controller, and any other persons performing similar functions. To view the full text of the Code please go to the Company's website at www.chyron.com, click on Corporate, click on Corporate Governance and click on "Code of Ethics for Senior Financial Officers". The Company intends to disclose any amendments to the Code, and all waivers from the Code for Named Executive Officers, by posting such information on its website.

The Company has in place a process to facilitate shareholder communications to its Board of Directors. To send an e-mail to directors, please go to the Company's web site at www.chyron.com, click on Corporate and click on Communications to the Board of Directors. You will be asked to provide your contact information and your comments, to select the individual director or the entire group of directors for your communication to be sent to, and then click submit. This will send an e-mail to the selected individual director or the group of directors. Communications sent in this manner are not screened by the Company.

The Company's directors are expected to attend the Company's annual meeting of shareholders each year. All of the Company's directors attended last year's annual meeting of shareholders held on May 18, 2005.

Executive Officers

In addition to Mr. Wellesley-Wesley, the other executive officers of the Company are as follows:

Jerry Kieliszak - Senior Vice President and Chief Financial Officer, age 53. He joined the Company in this capacity in March 2002 and is responsible for the finance, administration, human resources and management information systems areas of the Company. From 2000 to 2001 he was Executive Vice President and Chief Financial Officer of CoreCommerce, a business-to-business e-commerce software development company with responsibility for finance, administration and business development. Until 2000, Mr. Kieliszak was, for eleven years, Vice President and Chief Financial Officer of ABT Corporation, an international, enterprise project management software development company, with responsibility for operations, finance, administration, human resources and management information systems.

Kevin Prince - Senior Vice President and Chief Operating Officer, age 51. He joined the Company in July 2004 as Vice President of Strategic Marketing. From July 2005 until present he has served as Chief Operating Officer. In October 2004 he was named a Senior Vice President and retained responsibility for product development, assumed responsibility for engineering and in February 2005 also assumed responsibility for product management and sales and marketing. From October 2004 to February 2005 he was responsible for product development, technology strategy and manufacturing operations. Prior to joining the Company, he was employed by Pinnacle Systems, Inc., where from March 2003 to July 2004 he was Director of Product Planning (Graphics), from July 2001 to March 2003 he was Business Manager of the Vortex Group, and from April 1997 to July 2001 he was Business Manager of the Deko Group.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by our Chief Executive Officer and our other most highly compensated executive officers serving as such at December 31, 2005, whose compensation exceeded $100,000 for the years indicated. No other executive officer of the Company earned a salary and bonus for the year ended December 31, 2005 in excess of $100,000.

		Annual Compensation			Long Term Compensation
				Other Annual	Securities	All Other
Name and Principal				Compensation	Underlying	Compensation
Position	Year	Salary	Bonus	(1)	Options	(2)

Michael Wellesley-Wesley	2005	$341,569	$61,684	$54,857	150,000	0
President, Chief Executive	2004	325,434	56,951	35,508	235,000	0
Officer and Director (3)	2003	278,943	48,817	16,375	150,000	0

Jerry Kieliszak	2005	171,058	29,125	0	75,000	3,023
Senior Vice President	2004	150,000	22,500	0	100,000	3,200
and Chief Financial Officer	2003	150,000	47,500	0	75,000	2,800

Kevin Prince	2005	166,846	28,000	0	100,000	0
Senior Vice President	2004	55,500	8,325	0	50,000	0
and Chief Operating Officer (4)	2003	0	0	0	0	0

(1) Other Annual Compensation for Mr. Wellesley-Wesley includes automobile rental reimbursement, leased automobile, automobile insurance and operating expenses, and relocation housing allowance.

(2) All Other Compensation includes Company matching contributions under the Company's 401(k) Plan for Mr. Kieliszak.

(3) Mr. Wellesley-Wesley joined the Company in February 2003. His salary, bonus and the majority of his other annual compensation are paid in U.K. Pounds Sterling (GBP). The above U.S. dollar amounts for 2005 are the equivalent U.S. dollar expense to the Company using exchange rates in effect at the time of payment, and for 2004 and 2003 are, for comparison purposes, the U.S. dollar equivalent of the GBP-denominated payments translated at an exchange rate of GBP 1 to U.S. $1.813, which was the average 2005 exchange rate at which the Company expensed his GBP-denominated payments in U.S. dollars. Actual amounts paid in GBPs (and the actual equivalent U.S. dollar expense to the Company) were as follows: Salary, GBP 187,704 ($341,569) for 2005, GBP 179,500 ($329,199) for 2004 and GBP 153,857 ($264,910) for 2003; Bonus, GBP 34,553 ($61,684) for 2005, GBP 31,413 ($57,610) for 2004 and GBP 26,926 ($49,505) for 2003; and, Other Annual Compensation, GBP 30,446 ($54,857) for 2005, GBP 19,585 ($36,218) for 2004 and GBP 9,032 ($15,552) for 2003.

                        (4) Mr. Prince joined the Company in July 2004.

Stock Option Grants

Set forth below is information on grants of stock options under the Chyron 1999 Incentive Compensation Plan (the "Incentive Compensation Plan") for the named executive officers for the period January 1, 2005 to December 31, 2005.

	Option Grants in Last Fiscal Year
	Individual Grants
	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise
	Options	Employees in	Price	Expiration	Grant Date
	Granted	Fiscal Year	Per Share	Date	Present Value

Michael Wellesley-Wesley	150,000	18.2%	$0.34	6/3/2015	$34,500

Jerry Kieliszak	75,000	9.1%	0.34	6/3/2015	17,250

Kevin Prince	100,000	12.1%	0.34	6/3/2015	23,000

All options reported above were awarded under the 1999 Incentive Compensation Plan. The Company has not granted any stock appreciation rights. Pursuant to the terms of the Plan, the exercise price per share for all options is the closing price of the Common Stock as quoted on the OTC Bulletin Board on the date of grant.

"Grant Date Present Value" is determined under the Black-Scholes pricing model, a widely recognized method of determining the present value of options. The factors used in this model are as follows: dividend yield = 0.0%; volatility = 95.9%; risk-free interest rate = 3.69% and expected option term of 4 years. The actual value, if any, an executive officer may realize will depend on the extent to which conditions as to exercisability of the option are satisfied and the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive officer will be consistent with the value estimated by the Black-Scholes model. The estimated values under the model are based on assumptions regarding interest rates, stock price volatility and future dividend yield. The model is used for valuing market traded options and is not directly applicable to valuing stock options granted under the Incentive Compensation Plan which cannot be transferred.

Fiscal Year End Option Values

The named executive officers of the Company did not exercise any options during the fiscal year ended December 31, 2005. The following table sets forth information concerning the number of options owned by the named executive officers and the value of any in-the-money unexercised options held by the named executive officers at December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options At Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael Wellesley-Wesley	0	$0	700,000	150,000	$97,425	$40,500

Jerry Kieliszak	0	0	275,000	100,000	36,333	29,917

Kevin Prince	0	0	50,000	100,000	6,500	27,000

Pension Plans

The Company maintains a domestic, qualified non-contributory defined benefit pension plan (the "U.S. Pension Plan" or "Plan") for all U.S. employees of Chyron Corporation. Under the U.S. Pension Plan, a participant retiring at normal retirement age receives a pension benefit equal to the sum of (i) and (ii) where: (i) is 25% of his average monthly compensation as of July 1, 1998 not in excess of one-twelfth of his covered compensation plus 38% of his average monthly compensation as of July 1, 1998 in excess of one-twelfth of his covered compensation multiplied by a fraction, not to exceed 1.0, the numerator of which is his number of years of service and completed months of service at normal retirement date, not to exceed 20, and the denominator of which is 20; and (ii) is 32% of his average monthly compensation as of the participant's termination of employment, retirement, death or disability, not in excess of one-twelfth of his covered compensation plus 48% of his average monthly compensation at that date in excess of one-twelfth of his covered compensation, multiplied by a fraction, not to exceed 1.0, the numerator of which is his number of years of service and completed months of service at normal retirement date, not to exceed 35, and the denominator of which is 35. Normal retirement date under the Plan is the later of age 65 or the date the participant completes five years participation in the Plan. A participant's average monthly compensation is his or her monthly compensation averaged during the five consecutive years during the ten-year period prior to his or her termination that produces the highest average monthly compensation.

Participants in the U.S. Pension Plan vest according to the following schedule:

Employees Hired Prior to July 1, 1998		Employees Hired on or After July 1, 1998

Years of Service	Amount Vested	Years of Service	Amount Vested

Less than 2	0%	Less than 5	0%
2	20%	5 or more	100%
3	40%
4	60%
5 or more	100%

A participant will be credited with a year of service for purposes of vesting for each plan year (plan years end December 31) during which he completes at least 1,000 hours of service for the Company. The minimum number of hours of credited service for any calendar month during which the participant is employed is 190 hours. As of December 31, 2005, the number of years of credited service for vesting purposes for named executive officers subject to the U.S. Pension Plan is as follows: Mr. Wellesley-Wesley, 5 years (including 2 years for his prior service from November 1995 through July 1997), Mr. Kieliszak, 4 years and Mr. Prince, 2 years. Eligible employees become a plan participant on the January 1 or July 1 following one year from their date of hire. Upon entry into the plan, a participant will be credited with a year of service for purposes of benefits for each plan year in which they complete 1,000 hours or more of service. As of December 31, 2005, the number of years of credited service for benefits purposes for named executive officers subject to the U.S. Pension Plan is as follows: Mr. Wellesley-Wesley, 3 years and 5 months, Mr. Kieliszak, 2 years and 6 months and Mr. Prince, 0 years. Neither Messrs. Kieliszak nor Prince are eligible to receive benefits under the Plan until they have earned 5 years of credited service for vesting purposes, as measured from their date of hire, as they are subject to the vesting schedule for employees hired after June 1998 which requires completion of five years of credited service from date of hire before earning any vested rights to pension plan benefits.

The following table shows the aggregate annual benefits under the U.S. Pension Plan as now in effect that would be currently payable to participants retiring at age sixty-five on a single-life basis under various assumptions as to salary and years of service, and assuming that the post-June 30, 1998 benefit formula was in effect for all years of service. Benefits under the U.S. Pension Plan are payable in the form of a monthly, lifetime annuity commencing on the later of normal retirement age or the participant's date of retirement, or, at the participant's election, in a lump sum or installment payments. The amounts shown reflect the level of social security covered compensation for a participant reaching age 65 in 2005. In addition, the participant is entitled to receive social security benefits. The Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended, limit the annual retirement benefit that may be paid out of funds accumulated under a qualified pension plan. The maximum annual benefit payable under the U.S. Pension Plan was $170,000 for 2005. This maximum is proportionately reduced for years of plan participation less than ten. Compensation in excess of $210,000 for 2005 may not be taken into account in the determination of benefits under the U.S. Pension Plan.

U.S. Pension Plan Table

Highest Consecutive Five-Year Average	Years of Credited Service at Retirement at Age 65
Compensation During the Last Ten Years
Of Employment	10	20	30	35

$ 50,000	$ 4,600	$ 9,300	$13,900	$16,200
100,000	11,500	23,000	34,500	40,200
150,000	18,300	36,700	55,000	64,200
160,000	19,700	39,400	59,200	69,000
170,000	21,100	42,200	63,300	73,800
210,000	26,600	53,100	79,700	93,000

For U.K. employees, the Company has the Chyron International Corporation Group Personal Pension Plan (the "CIC Pension Plan"). Under the CIC Pension Plan, each member employee has an individual account within this defined contribution plan. The Company contributes monthly an amount equal to a percentage of the employee's salary into their individual account.

Directors' Compensation

Directors of the Company who are also salaried officers or employees of the Company do not receive special or additional compensation for serving on the Board of Directors or any committee. Each director who is not a salaried officer or employee of the Company receives an annual fee of $5,000 (except for the Chairman who receives an annual fee of $10,000), plus $1,000 for attending each meeting of the Board of Directors and $500 for attending each committee meeting. In addition, each non-employee director receives, on the last trading day of July each year, stock options to purchase 25,000 shares at an exercise price equal to the closing market value on the grant date. These options are immediately exercisable and expire ten years from date of grant.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company has an employment agreement with Mr. Wellesley-Wesley, the Company's President and Chief Executive Officer, that expires March 1, 2007. Unless either party gives notice of its intention not to renew the then current employment term prior to 120 days before the end of the employment term that is in effect at such time, the employment term will be automatically extended for one-year periods. Mr. Wellesley-Wesley's salary, bonus and most of his other annual compensation are paid in U.K. Pounds Sterling (GBP). As compensation for his services, he receives a base salary of GBP 188,475 per annum (equivalent to U.S. $342,972 using exchange rates in effect for payments during 2005), is eligible for an annual incentive bonus based on achievement of criteria and in an amount to be determined at the sole discretion of the non-employee Directors of the Board of Directors, is eligible to receive reimbursement of up to $5,000 per annum for U.S. income tax advice and preparation of U.S. income tax forms, receives a relocation housing allowance of $2,500 per month for August 2005 through June 2006 (inclusive), and receives an automobile lease allowance, including gross up for taxes, of GBP 15,153 per annum (equivalent to U.S. $27,302) and related insurance and operating expense reimbursement. The agreement contains severance provisions, with respect to his termination for other than cause, that entitle him to receive: (i) base salary for the employment term; (ii) all unvested options shall immediately vest and have an exercise period equal to the remaining term of such options without regard to any shorter period set forth in the relevant stock option plan as a result of termination; (iii) all benefits to which he is entitled under the employment agreement shall continue for the remainder of the employment term; (iv) any accrued, but unpaid, base salary and incentive bonus shall be paid him; and, (v) any incurred but unpaid business expenses or other amounts due shall be paid him. The agreement also contains non-competition, patents and copyrights and confidential information provisions.

The Company and Mr. Kieliszak entered into a severance agreement on May 2, 2003 that provides that in the event Mr. Kieliszak is terminated without cause, he is entitled to receive severance of salary and health benefits, for which the Company would pay his COBRA premiums, for a period of twelve months, subject to mitigation after the severance period provided for in the Company's Severance Plan for U.S. Employees, which severance period is three months.

Messrs. Wellesley-Wesley, Kieliszak and Prince were participants in the Company's Executive Retention Program (the "ERP"), which expired December 31, 2005 and was not renewed by the Board of Directors. The ERP was intended to encourage executives and other key employees to actively support a sale process in the event of a sale of a part or all of the Company.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

Messrs. Kelly, Greenberg and Wheeler serve on our Compensation Committee. No executive officer served as a director of another entity or as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of our board of directors or on our Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

It is the duty of the Compensation Committee of the Board of Directors to develop, administer and review the Company's compensation plans, programs and policies, to monitor the performance and compensation of executive officers and other key employees and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation. Mr. Wellesley-Wesley, an employee-Director, abstains from any vote by the Board of Directors relating to matters involving executive compensation.

The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives.

The compensation program for the named executive officers consists of four components: (i) a base salary; (ii) the potential for an annual bonus based upon the satisfaction of certain performance criteria set annually by the Compensation Committee for each position and a special bonus as warranted; (iii) grants of stock options awards under the Company's Incentive Compensation Plan; and, (iv) for Mr. Wellesley-Wesley, the additional compensation elements outlined in his employment agreement.

The bonus criteria may relate to overall Company performance, the individual executive's performance or a combination of the two, depending upon the particular position at issue. The bonus component constitutes the "at risk" portion of the compensation program.

All amounts paid or accrued during fiscal year 2005 for executive officers under the above-described compensation program are included in the table found in the section captioned "Summary Compensation Table."

Members of the Compensation Committee

Christopher R. Kelly, Chairman of the Compensation Committee

Donald P. Greenberg, Director

Michael C. Wheeler, Director

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee's primary responsibilities fall into three broad categories:

    first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's independent registered public accountants about draft annual financial statements and key accounting and reporting matters;

    second, the Committee is responsible for matters concerning the relationship between the Company and its independent registered public accountants, including approving their appointment or removal, reviewing the scope of their audit services and any other services being provided to the Company, and their related fees; and determining whether the independent registered public accountants are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No.1); and

    third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

The responsibilities of the Audit Committee are described in more detail in the charter of the Audit Committee, revised in March 2006, a copy of which is attached as Appendix I to this Proxy Statement.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met eight (8) times during 2005.

In overseeing the preparation of the Company's annual financial statements, the Audit Committee met with both management and the Company's independent registered public accountants to review the scope of and discuss the results of the audit and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent registered public accountants. The Audit Committee's review included discussion with the independent registered public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company's independent registered public accountants, the Audit Committee, among other things, reviewed with them their fees for audit, audit-related, tax and all other services, and approved those fees prior to being incurred, and discussed matters relating to their independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee considered whether their provision of non-audit services is compatible with maintaining their independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of

Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Eugene M. Weber, Chairman

Richard P. Greenthal
Roger Henderson

Change in Independent Registered Public Accounting Firm

On September 13, 2005, based on a recommendation of the Audit Committee, the Board of Directors dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm. The reports of PwC on the financial statements as of and for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and 2003 and through September 13, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the financial statements for such years. During the fiscal years ended December 31, 2004 and 2003 and through September 13, 2005, there are no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Also on September 13, 2005, based on the recommendation of the Audit Committee, the Board of Directors engaged BDO Seidman, LLP ("BDO") as Chyron's new independent registered public accounting firm. During Chyron's two most recent fiscal years and through September 13, 2005, Chyron had not consulted with BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Chyron's financial statements, and neither a written report was provided to Chyron nor was oral advice provided to it that BDO concluded was an important factor considered by Chyron in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to Independent Registered Public Accounting Firm

BDO fees incurred by the Company for 2005 and PwC fees incurred by the Company for 2004 are as follows.

	For Year Ended December 31,
	2005 (4)	2004
Audit Fees (1)	$145,339	$199,798
Audit-Related Fees (2)	12,112	43,376
Tax Fees (3)	6,630	41,993
	$164,081	$285,167

(1) Consists of fees for audit of the Company's annual financial statements and review of quarterly financial statements included in Form 10-Q.

(2) Consists of fees for employee benefit plans audits, accounting related advice, and Sarbanes-Oxley Section 404 related review.

(3) Consists of fees for tax compliance, advice and planning.

(4) Excludes PwC fees incurred by the Company for 2005.

STOCK PERFORMANCE CHART

The following chart compares the yearly percentage change in the cumulative total shareholder return on the Common Stock during the five years ended December 31, 2005 with the cumulative total return on the Russell 2000 Index and a peer group selected by the Company consisting of businesses engaged in supplying character generator equipment to the broadcast industry. The comparison assumes $100 was invested on December 31, 2000 in the Common Stock of the Company and in each of the foregoing indices and assumes reinvestment of dividends, if any.

The business included in the Company-selected new peer group is: Avid Technology Inc. The businesses included in the Company-selected old peer group were: Avid Technology, Inc., Pinnacle Systems Inc. (acquired by Avid Technology, Inc. during 2005) and Leitch Technology Corp. (acquired by Harris Corp. during 2005). The returns of each component issuer in the foregoing group have been weighted according to the respective issuer's stock market capitalization.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CHYRON CORPORATION, THE RUSSELL 2000 INDEX
A NEW PEER GROUP AND AN OLD PEER GROUP

DOLLARS
400
350
300
250
200
150
100
50
0
12/00
12/01
12/02
12/03
12/04
12/05
CHYRON CORPORATION
RUSSELL 2000
NEW PEER GROUP
OLD PEER GROUP

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

On March 1, 2006, 41,378,610 shares of Common Stock were outstanding.

PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of March 1, 2006, certain information about all persons who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company (1).

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership(2)	Class(2)(3)

London Merchant Securities plc (4)	7,976,592	18.72%
33 Robert Adam Street
London, W1U 3HR
England, U.K.

Christopher R. Kelly (5)	6,293,873	14.19%
800 Fifth Avenue, Suite 1400
Seattle, WA 98104

Michael I. Wellesley-Wesley (6)	3,583,147	8.51%

Security Ownership of Management

The following table sets forth, as of March 1, 2006, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director and the named executive officers of the Company and all directors and executive officers of the Company as a group(1).

Name of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership (2)	Total (2)(3)

Christopher R. Kelly (5)	6,293,873	14.19%

Michael I. Wellesley-Wesley (6)	3,583,147	8.51%

Eugene M. Weber (7)	447,297	1.08%

Roger Henderson (8)	380,053	*

Jerry Kieliszak (9)	341,766	*

Donald P. Greenberg (10)	186,666	*

Kevin Prince (11)	88,333	*

Richard P. Greenthal	0	*

Michael C. Wheeler	0	*

All directors and executive officers
As a group (9 persons)	11,321,135	23.19%

* Less than one percent (1%).

(1) These tables are based upon information supplied by Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to the table and subject to the community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him/her.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options exercisable up to 60 days after March 1, 2006 and conversion privileges held by that person that are convertible at March 1, 2006 are deemed outstanding. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(3) In calculating the percent of the outstanding shares of Common Stock, 41,378,610 shares of Common Stock which were outstanding on March 1, 2006, as well as, where applicable, all shares issuable on the exercise of stock options up to 60 days after March 1, 2006 and the conversion of debentures (including accrued interest as of March 1, 2006 payable in additional convertible debentures) held by the particular beneficial owner that are included in the column to the left of this column, are deemed to be outstanding.

(4) Includes 3,715,391 shares beneficially owned by LMS Tiger Investments Limited ("Tiger"), 404,041 shares beneficially owned by Lion Investments Ltd. ("Lion"), of which 392,691 may be acquired upon the conversion of presently convertible debentures, and 3,857,160 shares beneficially owned by Westpool Investment Trust plc ("Westpool"), of which 833,091 may be acquired upon the conversion of presently convertible debentures. Tiger, Lion and Westpool are investment companies wholly-owned by LMS Capital Limited, which is an investment company wholly-owned by London Merchant Securities plc ("LMS"). By virtue of this relationship, LMS is an indirect beneficial owner of the securities owned by Tiger, Lion and Westpool.

(5) Includes 70,000 shares that may be acquired upon the exercise of presently exercisable options and 2,896,605 that may be acquired upon the conversion of presently convertible debentures.

(6) Includes 2,678,147 shares directly owned by Sun Life Pension Management and Paris Investments Limited and which Michael Wellesley-Wesley is deemed to be beneficial owner and 155,000 shares directly owned by his spouse. Also includes 750,000 shares that may be acquired upon the exercise of presently exercisable options.

(7) Includes 229,298 shares owned by the Weber Family Trust, dated 1/6/89, 64,000 shares owned by a trust for Angela S. Weber, of which Mr. Weber is custodian and 54,000 shares owned by a trust for Paige Averell Weber of which Mr. Weber is custodian. Also includes 89,999 shares that may be acquired upon the exercise of presently exercisable options.

(8) Includes 205,000 shares that may be acquired upon the exercise of presently exercisable options.

(9) Includes 316,666 shares that may be acquired upon the exercise of presently exercisable options.

(10) Includes 136,666 shares that may be acquired upon the exercise of presently exercisable options.

(11) Includes 83,333 shares that may be acquired upon the exercise of presently exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2005, all holders of the Company's Series C 7% Subordinated Convertible Debentures ("Series C debentures") agreed to an amendment to the Series C Debentures that resulted in payment by the Company, on March 31, 2005, of a total of $1.26 million (including $0.1 million of accrued interest), representing 50% of their principal and accrued interest balance on March 31, 2005, and an extension of the due date for the remainder of principal and accrued interest to April 30, 2006. All other original terms of the Series C Debentures remained the same. Amounts paid to five percent or greater shareholders who were Series C Debenture holders on the payment date of March 31, 2005 included: WPG Corporate Development Associates IV, LLC ("CDA IV"), $742,848; WPG Corporate Development IV (Overseas), LP ("CDA Overseas"), $177,705; WPG Enterprise Fund II, LLC ("Enterprise"), $187,570; and Weiss, Peck & Greer Venture Associates III, LLC ("Venture III"), $152,038. As a result of these payments, remaining principal of $1,246,063 at March 31, 2005, plus accrued interest through maturity, for a total of $1,355,801, was scheduled to be due and payable April 30, 2006. On December 19, 2005, Enterprise and Venture III sold, in a private transaction, all of their Series C Debentures and accrued interest thereon through that date, as well as all shares of the Company's common stock held by them, to several buyers. Enterprise sold Series C Debentures principal of $185,471 and accrued interest of $11,453, as well as 1,284,969 shares, and Venture III sold Series C Debentures principal of $150,337 and accrued interest of $9,284, as well as 1,068,190 shares. Among the buyers were two daughters of Christopher Kelly, Chairman of the Board of Directors of the Company. Oona Andrea Kelly purchased debentures and accrued interest thereon totaling $17,827 and 117,657 shares, and Isabella Van Cortlandt Kelly purchased debentures and accrued interest thereon totaling $17,827 and 117,657 shares. In March 2006, the Company redeemed all outstanding Series C Debentures and paid in full all principal and accrued interest thereon through the redemption date, March 20, 2006. Amounts paid to certain holders included $793,048 paid to CDA IV, $189,714 paid to CDA Overseas, $18,128 paid to Oona Andrea Kelly and $18,128 paid to Isabella Van Cortlandt Kelly.

On June 29, 2005, CDA IV and CDA Overseas sold, in a private transaction, all shares of the Company's common stock owned by them, to several buyers. CDA IV sold 5,173,187 shares and CDA Overseas sold 1,247,299 shares. Among the purchasers of these shares were the following: Westpool Investment Trust plc ("Westpool"), an investment company indirectly wholly-owned by London Merchant Securities plc, 3,000,000 shares; Christopher Kelly, Chairman of the Board of Directors of the Company, 1,415,486 shares; Eugene Weber, a Director of the Company, for The Weber Family Trust, 125,000 shares, for a trust for his daughter Angela S. Weber, 62,500 shares, and for a trust for his daughter Paige Averell Weber, 62,500 shares; Donald Greenberg, a Director of the Company, 50,000 shares; and, Kevin Prince, an officer of the Company, 5,000 shares.

In November 2005, the Company entered into an agreement with all holders of the Company's Series D 8% Subordinated Convertible Debentures ("Series D Debentures") to amend the Series D Debentures as follows: i) the maturity date was extended from December 31, 2006 to December 31, 2007; ii) accrued interest though November 30, 2005 was paid in the form of additional debentures; iii) interest for December 2005 was paid in cash in January 2006; and iv) interest from January 1, 2006 forward is payable in cash, quarterly, on the first business day of the month following the end of a quarter; and v) all other terms of the Series D Debentures remained the same. As of November 30, 2005, holders of Series D Debentures and the principal amount of their holdings were as follows: Westpool, $541,509; Lion Investments Limited, an investment company indirectly wholly-owned by London Merchant Securities plc, $255,249; and Christopher Kelly, $1,867,139. These represent all the holders of the Series D Debentures.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company has entered into indemnity agreements with each of its directors and executive officers. The indemnity agreements provide that directors and executive officers (the "Indemnitees") will be indemnified and held harmless to the fullest possible extent permitted by law including against all expenses (including attorney's fees and expenses), judgments, fines, penalties and settlement amounts paid or incurred by them in any action, suit or proceeding on account of their services as director, officer, employee, agent or fiduciary of the Company or as directors, officers, employees or agents of any other company or entity at the request of the Company. The Company will not, however, be obligated pursuant to the agreements to indemnify or advance expenses to an indemnified party with respect to any action (1) in which a judgment adverse to the Indemnitee establishes (a) that the Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material, or (b) that the Indemnitee personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, or (2) which the Indemnitee initiated, prior to a change in control of the Company, against the Company or any director or officer of the Company unless the Company consented to the initiation of such claim. The indemnity agreements require an Indemnitee to reimburse the Company for expenses advanced only to the extent that it is ultimately determined that the director or executive officer is not entitled, under Section 723(a) of the New York Business Corporation Law and the indemnity agreement, to indemnification for such expenses.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 2005, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

OTHER MATTERS ARISING AT THE ANNUAL MEETING

The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

SHAREHOLDER PROPOSALS

A shareholder of the Company who wishes to present a proposal for action at the Company's 2007 Annual Meeting of Shareholders must submit such proposal to the Company, in accordance with Rule 14-8 under the Securities Exchange Act of 1934. To be eligible for inclusion such proposal must be received by the Company, no later than December 11, 2006.

COST OF SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held on record by such fiduciaries and the Company may reimburse such persons for their reasonable expenses in so doing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of BDO Seidman, LLP, which audited the Company's 2005 financial statements, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K filed with the SEC, for the period January 1, 2005 through December 31, 2005, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-K, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Ms. Margaret Roed, Chyron Corporation, 5 Hub Drive, Melville, New York 11747. Each such request must set forth a good faith representation that, as of March 31, 2006, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. The Company incorporates herein the Annual Report by reference.

By Order of the Board of Directors,

/s/ Michael Wellesley-Wesley
Michael Wellesley-Wesley
President, Chief Executive Officer and Director

Melville, New York
April 10, 2006

APPENDIX I

CHYRON CORPORATION

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

[Revised March 2006]

I. PURPOSE

The primary function of the Audit Committee (the "Committee") is to represent the Board of Directors (the "Board") of Chyron Corporation (the "Corporation"), in fulfilling its oversight responsibilities by:

1. Reviewing the financial reports and other financial related information released by the Corporation to the public, or in certain circumstances, governmental bodies.

2. Reviewing the Corporation's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established.

3. Reviewing the Corporation's accounting and financial reporting processes.

4. Reviewing and appraising with management the performance of the Corporation's independent registered public accountants.

5. Providing an open avenue of communication between the independent registered public accountants and the Board.

II. COMPOSITION

The Committee shall be comprised of at least three members, unless the Board determines that it cannot meet such requirement. Each Committee member shall be appointed by the majority of the Board, and unless otherwise agreed upon by a majority of the Board, be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes hereof, the term "independent" shall be based on the independence requirements of the Nasdaq Stock Market, to the extent they can be complied with.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have financial management expertise as determined by the Board. In addition, unless otherwise agreed upon by a majority of the Board, at least one member of the Committee shall be designated an "audit committee financial expert," as determined by the Board in accordance with the applicable rules of the Securities and Exchange Commission.

The members of the Committee shall be elected or reappointed by the Board annually for a one year term. A Chairperson shall be appointed by the Board.

III. MEETINGS

The Committee will meet at least three times annually and be available to meet more frequently as circumstances dictate. Scheduled meetings of the Committee are (a) to review and approve the scope of the annual audit to be performed by the Corporation's independent registered public accountants and (b) to review and discuss the results of the audit and the Company's 10-K report, prior to its filing. Incidental to any of these regularly scheduled meetings, the Committee should meet, if necessary, with management and the independent registered public accountants in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review and reassess the adequacy of this Charter on an annual basis or as conditions dictate.

2. Review and approve the Corporation's Business Conduct policies.

3. Discuss with management and the independent registered public accountants, the annual audited financial statements and other reports and financial and related information released to the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent registered public accountants.

4. Discuss with management and the independent registered public accountants, as necessary, the quarterly financial information. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

5. Review with the independent registered public accountants the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

6. Prepare the minutes of each meeting, distribute the minutes to all members of the Committee and provide periodic summary reports to the Board. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

Independent Registered Public Accountants

1. Select, evaluate, and if appropriate, terminate or replace the independent registered public accountants. On an annual basis, the Committee will review and discuss with the independent registered public accountants all significant relationships, including non-audit services proposed or performed, the independent registered public accountants have with the Corporation to determine the independent registered public accountants' independence. The independent registered public accountants are accountable to the Committee and to the Board.

2. The Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent registered public accountants.

3. Annually consult with the independent registered public accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

1. In consultation with the independent registered public accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

2. Review and consider the independent registered public accountants' judgments about the appropriateness of the Corporation's accounting principles as applied in its financial reporting.

3. Review and consider major changes to the Corporation's accounting principles and practices as proposed by management or the independent registered public accountants.

Process Improvement

1. Establish regular reporting to the Committee by management and the independent registered public accountants regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

2. Following completion of the annual audit, review separately with management and the independent registered public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. Review any significant disagreement among management and the independent registered public accountants in connection with the preparation of the financial statements.

4. Review with the independent registered public accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

1. Establish procedures for reviewing and handling complaints or concerns received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including enabling employees to submit concerns confidentially and anonymously, and review management's disclosure of any frauds that involve management or other employees who have a significant role in internal control.

2. Review the Corporation's operations and determine whether management has established and maintains effective programs and processes to ensure compliance with its Business Conduct policies.

3. Review management's programs and processes for risk management and protection of the Corporation's assets and business.

4. Review management's monitoring of the Corporation's compliance with the above programs to ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

5. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

6. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

7. Perform any other activities consistent with this Charter, the Corporation's By-laws and government law, as the Committee or the Board deems necessary or appropriate.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Corporation for payment of compensation to any such outside counsel, accountants, experts or advisors.